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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                               JANUARY 15, 2002



                              TECO ENERGY, INC.
            (Exact name of registrant as specified in its charter)



       FLORIDA                     1-8180                       59-2052286
(State or other jurisdiction    (Commission File              (IRS Employer
   of incorporation)                Number)                 Identification No.)



                   702 NORTH FRANKLIN STREET, TAMPA FLORIDA
            (Address of principal executive offices and zip code)


                                (813) 228-4111
             (Registrant's telephone number, including area code)



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Item 5. Other

        In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S- 3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-61758), which Registration Statement was declared effective by the Commission on June 8, 2001, TECO Energy, Inc. is filing (i) the opinion of Palmer & Dodge LLP regarding the validity of the purchase contracts, the common stock, the subordinated notes and the guarantee as Exhibit 5.8 to such Registration Statement; (ii) the opinion of Richards, Layton & Finger, P.A. regarding the validity of the trust preferred securities and company preferred securities under Delaware law as Exhibit 5.9 to such Registration Statement; (iii) the opinion of Milbank, Tweed, Hadley & McCoy LLP as Exhibit 5.10 to such Registration Statement; and (iv) the opinion of Palmer & Dodge LLP regarding certain tax matters as Exhibit 8.1 to such Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.

                5.8 Opinion of Palmer & Dodge LLP regarding the validity of the common stock, the notes, the guarantee and the purchase contracts. Filed herewith.

                5.9 Opinion of Richards, Layton & Finger, P.A. regarding the validity of the trust preferred securities and company preferred securities under Delaware law. Filed herewith.


                5.10 Opinion of Milbank, Tweed, Hadley & McCoy LLP. Filed herewith.

                8.1 Opinion of Palmer & Dodge LLP regarding certain tax matters. Filed herewith.

                23.5 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

                23.6 Consent of Richards, Layton & Finger, P.A. (included as part of their opinion filed herewith).

                23.7 Consent of Milbank, Tweed, Hadley & McCoy LLP (included as part of their opinion filed herewith).

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 15, 2002             TECO ENERGY, INC.


                                    By: /s/ Gordon L. Gillette
                                        ---------------------------------
                                        G. L. Gillette
                                        Senior Vice President-Finance and Chief
                                        Financial Officer (Principal Financial
                                        Officer)


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                                EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
5.8             Opinion of Palmer & Dodge LLP regarding the validity of the common stock, the notes, the guarantee and the purchase contracts. Filed herewith.
5.9             Opinion of Richards, Layton & Finger, P.A. regarding the
                validity of the trust preferred securities and company preferred securities under Delaware law. Filed herewith.
5.10            Opinion of Milbank, Tweed, Hadley & McCoy LLP.  Filed herewith.
8.1             Opinion of Palmer & Dodge LLP regarding certain tax matters.
                Filed herewith.
23.5            Consent of Palmer & Dodge LLP (included as part of their
                opinion filed herewith).
23.6            Consent of Richards, Layton & Finger, P.A. (included as part of their opinion filed herewith).
23.7            Consent of Milbank, Tweed, Hadley & McCoy LLP (included as part of their opinion filed herewith).